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                                                                 EXHIBIT 10.9(u)

                                                       TO BE RATIFIED BY PLEDGOR
                                                          BEFORE A PUBLIC NOTARY
                                                                 AND APOSTILLED.

         PLEDGE AGREEMENT ENTERED INTO ON THIS 27TH. DAY OF JANUARY, 1999 BY AND BETWEEN CINEMARK MEXICO (USA), INC. (THE "PLEDGOR") AND BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION AS AGENT FOR THE FINANCIAL INSTITUTIONS REFERRED TO BELOW AS "BANKS" (THE "PLEDGEE") WITH THE ACKNOWLEDGEMENT OF CINEMARK DE MEXICO, S.A. DE C.V. (THE "COMPANY")



                  WHEREAS, the Pledgor is a company organized pursuant to the laws of the State of Delaware, United States of America ("USA"), and has all the necessary authorizations, corporate or otherwise, to enter into this Agreement;

                  WHEREAS, the Pledgor is the legal and beneficial owner of the shares of stock described in PLEDGE SCHEDULE 1 hereto (the "Shares") issued by the Company, a company organized pursuant to the laws of the United Mexican States ("Mexico") which Shares represent 65% of the issued and outstanding voting stock of the Company;

                  WHEREAS, the Pledgor, as borrower, the Banks (as defined below) and the Pledgee, as administrative agent for the Banks, have entered into a Credit Agreement (the "Credit Agreement") dated as of November 16, 1998 whereby the Banks have agreed, subject to the terms and conditions of the Credit Agreement, to make Loans (as defined in the Credit Agreement) from time to time to the Pledgor;

                  WHEREAS, pursuant to the Credit Agreement, upon the request of any Bank, the Pledgor shall issue promissory notes (the "Notes") to the order of such Bank to evidence, instead of loan accounts, such Bank's Loans to the Pledgor; and


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                  WHEREAS, in order to induce the Pledgee to enter into the
Credit Agreement, the Pledgor has, among other matters, agreed to secure fulfillment of all its obligations under the Credit Agreement, the Notes and the loan accounts, by means of pledging to the Pledgee all its rights in the Collateral.

                  NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                     CLAUSES


                  FIRST. Capitalized terms used and not otherwise defined in this Agreement shall have the meanings ascribed to them in the Credit Agreement which is incorporated herein by reference and made a part hereof. The following additional terms, as used herein, have the following respective meanings:

                  (1) "BANKS" means the several financial institutions from time to time party to the Credit Agreement and any successor and permitted assign of, any such Bank.

                  (2) "COLLATERAL" means (i) the Shares and any additional shares (the "Additional Shares") from time to time receivable or otherwise distributed by the Company on or with respect to or in exchange for or substitution of any of or all the Shares, and (ii) the dividends, liquidation quotas and any other distributions (the "Distributions") which the Company may make at any time in connection with the Shares.

                  (3) "SECURED OBLIGATIONS" means any and all obligations of the Pledgor under the Credit Agreement, the Notes and the loan accounts and any other Loan Document (as defined in the Credit Agreement).


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                  (4) "SECURITY INTEREST" means the pledge, first priority lien on and security interest in the Collateral granted hereunder securing the Secured Obligations.

                  SECOND. (a) In order to secure the full and punctual payment and performance by the Pledgor of the Secured Obligations, and to secure the performance of all the obligations of the Pledgor hereunder, the Pledgor hereby pledges (pignora) to the Pledgee as agent for the Banks and grants to the Pledgee as agent for the Banks a first priority lien on and Security Interest in the Collateral, to have and to hold the Collateral, together with all rights, titles, interests, powers, privileges and preferences pertaining or incidental thereto, unto the Pledgee as agent for the Banks, its successors and assigns.

                  (b) As of the date of execution hereof, the Pledgor has delivered to the Pledgee as agent for the Banks the certificates representing the Shares, duly endorsed in guarantee in favor of Pledgee as agent for the Banks, as provided by applicable law, and the Pledgee as agent for the Banks, hereby acknowledges receipt thereof.

                  (c) The Security Interest is granted as security only and shall not subject the Pledgee as agent for the Banks to, or transfer or in any way affect or modify, any obligation or liability of the Pledgor with respect to any of the Collateral or, except as otherwise provided in this Agreement, any transaction in connection therewith.

                  THIRD. The Pledgor delivers to the Pledgee as agent for the Banks concurrently with this Agreement, a certificate of the Chairman of the Board of Directors of the Company certifying that the Security Interest (prenda) on the Shares in the terms hereof has been duly recorded in favor of the Pledgee in the stock registry book of the Company.

                  FOURTH. The Pledgor represents and warrants to the Pledgee that as of the date hereof:


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                  (1) The Pledgor owns and is registered as the owner of record of the Shares, and the Shares are free and clear of liens, encumbrances and security interests of any nature whatsoever other than the Security Interest granted herein.

                  (2) The Pledgor has (i) the right to vote the Shares, and (ii) the legal right, power and capacity to pledge and grant a security interest in, and to otherwise pledge the Collateral in the manner provided herein.

                  (3) Upon (i) the endorsement in guarantee to the Pledgee of the certificates representing the Shares, (ii) the physical delivery of the certificates representing the Shares to the Pledgee, and (iii) the registration of the Security Interest (prenda) in the stock registry book of the Company, as appropriate, then the Pledgee will have a valid and perfected security interest in the Collateral subject to no prior lien.

                  (4) There are no restrictions upon the voting rights associated with or the transfer of, any of the Collateral, except as provided in the by-laws of the Company.

                  (5) The Pledgor's representative who executes this Agreement on behalf of the Pledgor has the necessary authority to execute this Agreement on behalf of the Pledgor and such authority has not been limited or revoked in any manner whatsoever.

                  FIFTH. For purposes of Article 9 of the General Law of Credit Instruments and Transactions of Mexico the Pledgor hereby confers the Company an irrevocable power of attorney to endorse in guarantee to the Pledgee as agent for the Banks all the stock certificates that may be issued from time to time by the Company representing Additional Shares to be pledged under


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this Agreement. When following this instructions, the Company shall be released from any responsibility.

                  SIXTH. (a) Unless an Event of Default (as such term is defined in the Credit Agreement), shall have occurred and be continuing, the Pledgor shall have the right to vote and exercise all corporate rights with respect to the Collateral.

                  (b) Upon the occurrence and during the continuance of an Event of Default and unless otherwise prohibited by applicable Law, all direct or indirect rights of the Pledgor to exercise the voting and corporate rights and powers which it is entitled to exercise under or in respect of the Collateral shall cease, and all such rights shall thereupon and during such time be vested in the Pledgee, as agent for the Banks, which shall have the sole and exclusive right and authority to exercise such voting and corporate rights and powers. For purposes of Article 192 of the General Law of Business Corporations the execution hereof by the Pledgor constitutes a proxy for the purposes indicated in this Section, in favor of the Pledgee.

                  (c) Notwithstanding the provisions of Article 336 of the General Law of Credit Instruments and Transactions of Mexico and as long as no Event of Default (as such term is defined in the Credit Agreement) shall have occurred and be continuing, the Pledgee shall release from the Security Interest therein granted and the Pledgor shall have the right to receive any and all Distributions from the Company. For such purpose, the Pledgee as agent for the Banks shall execute such documents as may be reasonably necessary in order for the Company to deliver to the Pledgor any Distributions which the Pledgor may be entitled to receive pursuant to the terms hereof.

                  SEVENTH. (a) Upon the occurrence of any Event of Default (as defined in the Credit Agreement) the Pledgee, as agent for the Banks, may request a competent court to authorize the sale of the Collateral through a public broker or two merchants as provided in Article 341 of the General Law of Credit Instruments and Transactions of Mexico.


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                                       6


                  (b) The proceeds of any sale of, or other realization upon, the Collateral pursuant to or as contemplated by this Agreement, shall be promptly applied by the Pledgee, as agent for the Banks, to the extent permitted by applicable law, as follows:

                  (1) FIRST, to the payment of all reasonable costs and expenses incurred by the Pledgee, as agent for the Banks, in connection with such sale or otherwise in connection with its duties under this Agreement or any of the Secured Obligations, including, but not limited to, all court costs and the reasonable fees and expenses of its agents and legal counsel, the repayment of all advances made by the Pledgee, as agent for the Banks, on behalf of the Pledgor and any other costs or expenses incurred in connection with the exercise of any right or remedy hereunder;

                  (2) SECOND, the balance, if any, to the payment in full of the Secured Obligations; and

                  (3) THIRD, the balance, if any, to the payment to the Pledgor and its successors, or as a court of competent jurisdiction may otherwise direct.

                  EIGHTH. All rights of the Pledgee as agent for the Banks arising hereunder, the grant of the Security Interest in the Collateral and all obligations of the Pledgor hereunder shall be absolute and unconditional irrespective of any perfection, exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to or departure from any guaranty, for all or any of the Secured Obligations.

                  NINTH. The execution of this Agreement and the creation of the Security Interest (prenda) in the Collateral does not constitute a novation, satisfaction, discharge, or modification of the Secured Obligations in any manner whatsoever.


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                                       7


                  TENTH. The release of Collateral upon the termination of this Agreement shall be without recourse to or warranty by the Pledgee as agent for the Banks and shall be made by the Pledgee at the expense of the Pledgor. This Agreement shall terminate upon the payment in full of the Secured Obligations whereupon the Pledgee shall cancel the endorsement in guarantee of the Shares and return them to the Pledgor.

                  ELEVENTH. The Pledgor agrees to do such further acts and things, and to execute and deliver such additional conveyances, assignments, agreements and instruments, as the Pledgee as agent for the Banks, may at any time reasonably request in connection with the execution, administration and enforcement of this Agreement or with respect to the Collateral or any part thereof or in order to better assure and confirm unto the Pledgee as agent for the Banks its rights and remedies hereunder.

                  TWELFTH. No failure or delay of the Pledgee as agent for the Banks in exercising any right, power or remedy under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder.

                  THIRTEENTH. All notices, requests and other communications provided for hereunder shall be in writing (including telegraphic, telex, facsimile transmission or cable communication) and mailed, by certified mail, return receipt requested, telegraphed, telexed or delivered to its address specified on the signature page(s) hereof or, to such other address as shall be designated by such party in a written notice to the other party. Facsimile transmission to the Pledgee as agent for the Banks shall be confirmed by telephone. All such notices and communications shall be effective: (a) when receipt is confirmed by the carrier or by receipt of answerback, when sent by overnight delivery, telegraph, cable or telex, (b) when transmission has cleared without notice of error if transmitted by facsimile transmission, and (c) when delivered by hand, upon delivery.


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                                       8


                  FOURTEENTH. (1) All notices, communications, and other documents given pursuant to this Agreement, unless submitted in the English language, shall be accompanied by an English translation.

                  (2) This Agreement is executed both in the Spanish and English languages, both of which shall be binding and constitute one and the same document, provided, however, that in case of dispute the Spanish version shall prevail, except in actions instituted in any country where English is the official language, in which case the English version shall prevail.

                  (3) If at any time it becomes necessary to translate any Loan Document (as defined in the Credit Agreement) into Spanish for purposes of enforcing this Agreement, the parties hereby irrevocably agree (i) that such translation must be requested by the Pledgee from any of Messrs. Victor Hermosillo Garcia or Francisco J. Laguardia Pulido or Ms. Araceli Ruiz Vivanco or, if none of them is available, from any other sworn translator judicially licensed as such in Mexico City, and (ii) that except in the case of manifest error such translation will be final, binding and conclusive between them and irrevocably waive any right which they may have to oppose or appeal such translation.

                  FIFTEENTH. This Agreement shall be construed in accordance with and governed by the laws of Mexico.

                  SIXTEENTH. This Agreement shall be binding upon and inure to the benefit of the Pledgor and the Pledgee, as agent for the Banks, and their respective successors. The Pledgor may not assign any of its rights or obligations hereunder. The Pledgee, as agent for the Banks, shall have the right at any time to sell, assign, transfer, negotiate or grant participations in all or any of its rights hereunder in favor of any successor agent as set forth in the Credit Agreement.


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                                       9


                  SEVENTEENTH. No amendment, modification, termination, or waiver of any provision of this Agreement, shall be effective unless the same shall be in writing and signed by the Pledgor and the Pledgee as agent for the Banks.

                  EIGHTEENTH. Any provision of this Agreement which is now or may become prohibited or unenforceable in any jurisdiction, shall as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

                  NINETEENTH. Pledgor shall: (a) reimburse Pledgee as agent of the Banks on demand for all reasonable costs and expenses incurred in connection with the preparation, delivery, administration and execution of, and any amendment, supplement, waiver or modification to this Agreement and any other documents prepared in connection herewith and the consummation of the transactions contemplated hereby, including the reasonable costs and expenses of counsel to Pledgee as agent of the Banks (and the allocated cost of internal counsel) with respect thereto; (b) reimburse each Bank and Pledgee as agent of the Banks on demand for all reasonable costs and expenses incurred by them in connection with the enforcement or preservation of any rights (including in connection with any "workout" or restructuring regarding the Loans, as defined in the Credit Agreement) under this Agreement, including fees and out-of-pocket expenses of counsel (and the allocated cost of internal counsel), to each Bank and Pledgee as agent of the Banks, and (c) reimburse Pledgee as agent of the Banks on demand for all reasonable appraisal, audit, search and filing fees incurred or sustained by Pledgee as agent of the Banks in connection with the matters referred to under paragraphs (a) and (b) above.

                  IN WITNESS WHEREOF, the parties hereto have themselves executed or caused this Agreement to be executed by their duly authorized representatives as of the date first above written.


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                                       10


         THE PLEDGOR                             THE PLEDGEE AS AGENT
                                                   FOR THE BANKS



     CINEMARK MEXICO,                            BANK OF AMERICA NATIONAL
       (USA), INC.                                 TRUST AND SAVINGS
                                                   ASSOCIATION





BY:                                       BY:
   ----------------------------------        ----------------------------------
NAME:                                     NAME:
TITLE:                                    TITLE
ADDRESS:                                  ADDRESS:

TELEFAX:                                  TELEFAX:


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                  By its execution hereof, Cinemark de Mexico, S.A. de C.V.
hereby acknowledges the terms of the foregoing Pledge Agreement and hereby irrevocably agrees to be bound by the provisions of the Pledge Agreement as they apply to Cinemark de Mexico, S.A. de C.V. including the obligations to (i) endorse in guarantee and deliver to the Pledgee as agent for the Banks any Additional Shares which Cinemark de Mexico, S.A. de C.V. may distribute, exchange or substitute, and (ii) delivery to the Pledgee as agent for the Banks any Distribution which Cinemark de Mexico, S.A. de C.V. may make only if an Event of Default (as defined in the Credit Agreement) shall have occurred and be continuing as may be confirmed in writing by Pledgee to Cinemark de Mexico, S.A. de C.V.


                  CINEMARK DE MEXICO, S.A. DE C.V.





              By:
                 --------------------------------
                 Name:
                 Title:
                 Address:

                 Telefax:



         WITNESS                                     WITNESS




----------------------------                ----------------------------
Name:                                       Name: